This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                            FOR MONTH OF JULY, 2005.

                              I. FINANCIAL SUMMARY


                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                   FVSW       KCI        DEMI      JLP        SWC      SWCI     Total
                                   ----       ---        ----      ---        ---      ----     -----
A.  CASH ON HAND START OF MONTH      $0   $4,589,845      $0       $0      ($261)       $0   $4,589,584
                                 -----------------------------------------------------------------------
B.  RECEIPTS                          0   86,340,467       0        0     15,173     1,250   86,356,890
C.  DISBURSEMENTS                     0   87,191,692       0        0     14,622     1,250   87,207,564
                                 -----------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0     (851,225)      0        0        551         0     (850,674)
                                 -----------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0   $3,738,620      $0       $0       $290        $0   $3,738,910
                                 =======================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,448,527 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $24,970,427.


                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                Sub         Elimin-
                                FVSW        KCI        DEMI     JLP        SWC       SWCI      Total        ations        Total
                                ----        ---        ----     ---        ---       ----      -----        -------       -----
A. NET SALES                        $0  $29,081,179       $0       $0  $1,499,449       $0  $30,580,628  ($1,140,384) $29,440,244
B. COST OF SALES                     0   17,808,276        0        0   1,285,761        0   19,094,037   (1,140,384)  17,953,653
                              ----------------------------------------------------------------------------------------------------
C. GROSS PROFIT                      0   11,272,903        0        0     213,688        0   11,486,591            0   11,486,591
D. TOTAL OPERATING EXPENSES      4,394    5,708,493        0   60,000     450,114    7,800    6,230,801     (204,693)   6,026,108
                              ----------------------------------------------------------------------------------------------------
E. NET INCOME (LOSS) FROM
    OPERATIONS                  (4,394)   5,564,410        0  (60,000)   (236,426)  (7,800)   5,255,790      204,693    5,460,483
F. NON-OPERATING,
    NON-RECURRING
    REVENUE(EXPENSES)           14,551     (744,805)  60,000        0     106,836        0     (563,418)    (204,693)    (768,111)
                              ----------------------------------------------------------------------------------------------------
H. NET INCOME (LOSS)           $10,157   $4,819,605  $60,000 ($60,000)  ($129,590) ($7,800)  $4,692,372           $0   $4,692,372
                              =====================================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)
                   -------------------------------------------

                                                                                             Sub       Elimin-
                               FVSW       KCI      DEMI      JLP        SWC       SWCI      Total      ations        Total
                               ----       ---      ----      ---        ---       ----      -----      ------        -----
A. Related to Business
   Operations:
   Total Revenue (Sales)              $29,081,179                   $1,499,449           $30,580,628 ($1,140,384) $29,440,244
                             -------------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory
   at Cost                             60,365,780                    3,561,356            63,927,136               63,927,136
  Add: Purchases                       20,130,269                      931,911            21,062,180  (1,140,384)  19,921,796
  Less: Ending Inventory
   at Cost                             62,687,773                    3,207,506            65,895,279               65,895,279
                             -------------------------------------------------------------------------------------------------
Cost of Good Sold                  0   17,808,276       0        0   1,285,761        0   19,094,037  (1,140,384)  17,953,653
                             -------------------------------------------------------------------------------------------------

Gross Profit                       0   11,272,903       0        0     213,688        0   11,486,591           0   11,486,591
                             -------------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                     43,750                                             43,750                   43,750
  Salaries and Wages-
   Other Employees                      1,419,569                       88,122             1,507,691                1,507,691
  Employee Benefits and
   Pensions                       89      938,309                       24,920               963,318                  963,318
  Payroll Taxes                           118,718                       14,400               133,118                  133,118
  Real Estate Taxes                         2,292                       15,071      791       18,154                   18,154
  Federal and State Income
   Taxes                                        0                                                  0                        0
  Rent and Lease Expense                   72,382                          747                73,129                   73,129
  Interest Expense                        399,795           60,000                           459,795    (191,108)     268,687
  Insurance                                83,600                       15,912                99,512                   99,512
  Automobile Expense                            0                            0                     0                        0
  Utilities                               148,967                       10,647      171      159,785                  159,785
  Depreciation and
   Amortization                4,305    1,101,100                      109,125    5,101    1,219,631                1,219,631
  Repairs and Maintenance                 428,226                       12,197      400      440,823                  440,823
  Advertising                              73,126                                             73,126                   73,126
  Supplies, Office Expense
   and Photocopies                        106,001                       13,185               119,186                  119,186
  Bad Debts                                     0                                                  0                        0
  Miscellaneous                    0      772,658       0        0     145,788    1,337      919,783     (13,585)     906,198
                             -------------------------------------------------------------------------------------------------
Total Operating Expenses       4,394    5,708,493       0   60,000     450,114    7,800    6,230,801    (204,693)   6,026,108
                             -------------------------------------------------------------------------------------------------

Net Income (Loss) From
 Operations                   (4,394)   5,564,410       0  (60,000)   (236,426)  (7,800)   5,255,790     204,693    5,460,483
                             -------------------------------------------------------------------------------------------------


B. Not Related to Business
   Operations:
   Revenue:
  Interest Income                551       75,634  60,000              131,108               267,293    (191,108)      76,185
  Net Gain (Loss) on Sale
   of Assets                                    0                            0                     0                        0
  Other                       14,000       53,212       0        0           0        0       67,212     (13,585)      53,627
                             -------------------------------------------------------------------------------------------------
Total Non-Operating
  Revenue                     14,551      128,846  60,000        0     131,108        0      334,505    (204,693)     129,812
                             -------------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional
   Fees                            0      873,651       0        0      24,272        0      897,923           0      897,923
  Other                            0            0       0        0           0        0            0           0            0
                             -------------------------------------------------------------------------------------------------
Total Non-Operating
 Expenses                          0      873,651       0        0      24,272        0      897,923           0      897,923
                             -------------------------------------------------------------------------------------------------

Net Income (Loss) For
 Period                      $10,157   $4,819,605 $60,000 ($60,000)  ($129,590) ($7,800)  $4,692,372          $0   $4,692,372
                             =================================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET
                                -----------------

                                     FVSW         KCI          DEMI         JLP          SWC          SWCI
                                     ----         ---          ----         ---          ---          ----
    ASSETS
    ------
Current
-------
Cash                                           $3,738,620                                   $290
Inventory                            53,582    34,469,241                              2,781,842
Accounts Receivable                            24,477,708                                755,182       6,000
Prepaid Expenses                                2,146,168                                112,776       1,264
Other - Exhibit E                    75,551     3,189,878   15,629,793            0      386,677           0
                                 -----------------------------------------------------------------------------
    Total Current Assets            129,133    68,021,615   15,629,793            0    4,036,767       7,264
                                 -----------------------------------------------------------------------------
Fixed
-----
Property and Equipment            1,175,330   329,458,082                             20,727,225   2,285,279
Accumulated Depreciation           (763,454) (250,120,464)                           (16,825,610) (1,859,286)
                                 -----------------------------------------------------------------------------
    Total Fixed Assets              411,876    79,337,618            0            0    3,901,615     425,993
                                 -----------------------------------------------------------------------------
Other
-----
Restricted Investments                          5,997,136                                252,123
Prepaid Pension Asset                         143,273,663
Deferred Financing Costs                          859,278
Goodwill                                          751,508
Other - Exhibit F                    40,000    39,172,716            0            0    2,246,871           0
                                 -----------------------------------------------------------------------------
    Total Other Assets               40,000   190,054,301            0            0    2,498,994           0
                                 -----------------------------------------------------------------------------
    Total Assets                   $581,009  $337,413,534  $15,629,793           $0  $10,437,376    $433,257
                                 =============================================================================

    LIABILITIES
    -----------
Current
-------
Pre-Petition Accounts Payable                  18,726,293                              1,012,833      54,503
Post-Petition Accounts Payable                  1,484,840                                 78,992       1,650
Pre-Petition Accounts Payable
 - Affiliate                     (2,649,073)   88,419,300    5,774,107   15,552,291  (89,758,156) (1,459,080)
Post-Petition Accounts Payable
 - Affiliates                      (262,488)    2,647,563      485,726      736,515     (465,458)   (140,905)
Pre-Petition Accrued Expenses
 - Exhibit G                          3,183    12,839,871       35,632      (36,000)   6,668,380      64,082
Post-Petition Accrued Expenses
 - Exhibit H                              0    16,136,779            0            0       69,701      (3,752)
Post-Petition Accrued
 Professional Fees                              3,288,995                                  2,939
Post-Petition Accrued Other
 Taxes - Exhibit M                        0        35,973            0            0       37,016      (1,421)
Pre-Petition Notes Payable and
  Current Maturities of Long
  Term Debt                                    28,116,000                                 20,290
Post-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                               28,769,663                                (20,290)
Accrued OPEB Cost                              11,441,001                   155,000      297,662
Income Taxes Payable
Pre-petition accrued pref.
 Stock dividends                               11,845,805
Post petition accrued pref.
 Stock dividends                               10,246,213
                                 -----------------------------------------------------------------------------
    Total Current Liabilities    (2,908,378)  233,998,296    6,295,465   16,407,806  (82,056,091) (1,484,923)
                                 -----------------------------------------------------------------------------

Long Term
---------
Pre-Petition Long Term Debt                    32,180,761
Post-Petition Long Term Debt                      142,117
Accrued OPEB Cost                    36,677   121,554,749                 1,446,589   12,045,355
Accrued Pension Cost                            1,953,986
Pre-Petition Accrued Expenses
 - Exhibit I                              0    11,104,689    3,573,908            0            0           0
Post-Petition Accrued Expenses
 - Exhibit J                              0        23,314     (197,152)           0            0           0
                                 -----------------------------------------------------------------------------
    Total Long Term
     Liabilities                     36,677   166,959,616    3,376,756    1,446,589   12,045,355           0
                                 -----------------------------------------------------------------------------

Preferred Stock                                 2,112,000
---------------                  -----------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                         10,000    10,798,251            6    2,246,866    5,619,274       1,000
Additional Paid-In Capital                     30,979,282                             27,579,007
Accumulated Deficit               3,442,710  (107,421,786)   5,957,566  (20,101,261)  80,807,284   1,917,180
Treasury Stock                                    (12,125)                           (33,557,453)
                                 -----------------------------------------------------------------------------
    Total Stockholders' Equity
     (Deficit)                    3,452,710   (65,656,378)   5,957,572  (17,854,395)  80,448,112   1,918,180
                                 -----------------------------------------------------------------------------
    Total Liabilities &
     Stockholders' Equity
     (Deficit)                     $581,009  $337,413,534  $15,629,793           $0  $10,437,376    $433,257
                                 =============================================================================

                                -----------------------------

                                      Sub         Elimin-
                                     Total        ations          Total
                                     -----        -------         -----
    ASSETS
    ------
Current
-------
Cash                               $3,738,910                  $3,738,910
Inventory                          37,304,665                  37,304,665
Accounts Receivable                25,238,890                  25,238,890
Prepaid Expenses                    2,260,208                   2,260,208
Other - Exhibit E                  19,281,899   (16,034,067)    3,247,832
                                 -----------------------------------------
    Total Current Assets           87,824,572   (16,034,067)   71,790,505
                                 -----------------------------------------
Fixed
-----
Property and Equipment            353,645,916                 353,645,916
Accumulated Depreciation         (269,568,814)               (269,568,814)
                                 -----------------------------------------
    Total Fixed Assets             84,077,102             0    84,077,102
                                 -----------------------------------------
Other
-----
Restricted Investments              6,249,259                   6,249,259
Prepaid Pension Asset             143,273,663                 143,273,663
Deferred Financing Costs              859,278                     859,278
Goodwill                              751,508                     751,508
Other - Exhibit F                  41,459,587   (41,173,674)      285,913
                                 -----------------------------------------
    Total Other Assets            192,593,295   (41,173,674)  151,419,621
                                 -----------------------------------------
    Total Assets                 $364,494,969  ($57,207,741) $307,287,228
                                 =========================================

    LIABILITIES
    -----------
Current
-------
Pre-Petition Accounts Payable      19,793,629                  19,793,629
Post-Petition Accounts Payable      1,565,482                   1,565,482
Pre-Petition Accounts Payable
 - Affiliate                       15,879,389   (14,904,350)      975,039
Post-Petition Accounts Payable
 - Affiliates                       3,000,953    (1,129,717)    1,871,236
Pre-Petition Accrued Expenses
 - Exhibit G                       19,575,148             0    19,575,148
Post-Petition Accrued Expenses
 - Exhibit H                       16,202,728             0    16,202,728
Post-Petition Accrued
 Professional Fees                  3,291,934                   3,291,934
Post-Petition Accrued Other
 Taxes - Exhibit M                     71,568             0        71,568
Pre-Petition Notes Payable and
  Current Maturities of Long
  Term Debt                        28,136,290                  28,136,290
Post-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                   28,749,373                  28,749,373
Accrued OPEB Cost                  11,893,663                  11,893,663
Income Taxes Payable                        0                           0
Pre-petition accrued pref.
 Stock dividends                   11,845,805                  11,845,805
Post petition accrued pref.
 Stock dividends                   10,246,213                  10,246,213
                                 -----------------------------------------
    Total Current Liabilities     170,252,175   (16,034,067)  154,218,108
                                 -----------------------------------------

Long Term
---------
Pre-Petition Long Term Debt        32,180,761                  32,180,761
Post-Petition Long Term Debt          142,117                     142,117
Accrued OPEB Cost                 135,083,370                 135,083,370
Accrued Pension Cost                1,953,986                   1,953,986
Pre-Petition Accrued Expenses
 - Exhibit I                       14,678,597             0    14,678,597
Post-Petition Accrued Expenses
 - Exhibit J                         (173,838)            0      (173,838)
                                 -----------------------------------------
    Total Long Term
     Liabilities                  183,864,993             0   183,864,993
                                 -----------------------------------------

Preferred Stock                     2,112,000                   2,112,000
---------------                  -----------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                       18,675,397    (7,877,145)   10,798,252
Additional Paid-In Capital         58,558,289   (27,579,007)   30,979,282
Accumulated Deficit               (35,398,307)  (39,274,975)  (74,673,282)
Treasury Stock                    (33,569,578)   33,557,453       (12,125)
                                 -----------------------------------------
    Total Stockholders' Equity
     (Deficit)                      8,265,801   (41,173,674)  (32,907,873)
                                 -----------------------------------------
    Total Liabilities &
     Stockholders' Equity
     (Deficit)                   $364,494,969  ($57,207,741) $307,287,228
                                 =========================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                    EXHIBIT E

                              OTHER CURRENT ASSETS

                                                                                              Sub         Elimin-
                            FVSW       KCI        DEMI        JLP        SWC       SWCI      Total        ations         Total
                            ----       ---        ----        ---        ---       ----      -----        -------        -----
Interest Receivable           $551                                                               $551                       $551
Note Receivable             75,000                                                             75,000                     75,000
Intercompany Receivable              3,108,480  15,629,793              386,677            19,124,950   (16,034,067)   3,090,883
Short Term Investments                  20,428                                                 20,428                     20,428
Receivable From EB Plans                58,543                                                 58,543                     58,543
Stop Loss Receivable                     1,927                                                  1,927                      1,927
Rent Receivable                                                                                     0                          0
Security Deposit                           500                                                    500                        500
                           ------------------------------------------------------------------------------------------------------
   Total Other Current
    Assets                 $75,551  $3,189,878 $15,629,793       $0    $386,677       $0  $19,281,899  ($16,034,067)  $3,247,832
                           ======================================================================================================

                                    EXHIBIT F

                             OTHER LONG TERM ASSETS

                                                                                              Sub         Elimin-
                            FVSW       KCI        DEMI        JLP        SWC       SWCI      Total        ations         Total
                            ----       ---        ----        ---        ---       ----      -----        -------        -----
Note Receivable            $40,000                                                            $40,000                    $40,000
Rail Cars                              241,113                                                241,113                    241,113
Investment in Sherman
 Wire Company                       38,915,803                                             38,915,803   (38,915,803)           0
Investment in Fox Valley
 Steel & Wire                           10,000                                                 10,000       (10,000)           0
Investment in Sherman
 Wire of Caldwell Inc.                   1,000                                                  1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                        2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                                                                                         0                          0
Deposits                                 4,800                                                  4,800                      4,800
                                                                                                    0                          0
                           ------------------------------------------------------------------------------------------------------
   Total Other Long
    Term Assets            $40,000 $39,172,716          $0       $0  $2,246,871       $0  $41,459,587  ($41,173,674)    $285,913
                           ======================================================================================================

                                    EXHIBIT G

                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                              Sub         Elimin-
                            FVSW       KCI        DEMI        JLP        SWC       SWCI      Total        ations         Total
                            ----       ---        ----        ---        ---       ----      -----        -------        -----
Income Taxes                $3,183                 $35,632 ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                      1,963,785                             (168)            1,963,617                  1,963,617
Missar Pension                               0                           19,935                19,935                     19,935
Unclaimed Property                       6,487                           17,540                24,027                     24,027
Abandoned Real Estate
 Exp                                         0                          658,744               658,744                    658,744
Legal and Professional
 Fees                                  142,856                          487,932               630,788                    630,788
Self-Insurance Liability             2,403,446                        5,050,166             7,453,612                  7,453,612
Pensions                                     0                           15,704                15,704                     15,704
Salaries/Wages                          71,558                           47,300               118,858                    118,858
Holiday Pay/Vacations                        0                          127,854               127,854                    127,854
FICA - Employer                              0                            3,257                 3,257                      3,257
Federal Unemployment
 Taxes                                       0                            3,397                 3,397                      3,397
State Unemployment Taxes                     0                           20,577                20,577                     20,577
Defined Contribution
 Plan                                        0                           28,615                28,615                     28,615
Medical Insurance                       86,560                           88,737   16,419      191,716                    191,716
Utilities                                    0                            5,049     (110)       4,939                      4,939
Volume Incentive Plan                        0                           72,000                72,000                     72,000
Property Tax                                 0                           32,865    5,973       38,838                     38,838
Sales/Use Tax                                0                            8,124    1,800        9,924                      9,924
Customer Overpayments                        0                           50,843                50,843                     50,843
Other - Plant Shut-Down                      0                                    40,000       40,000                     40,000
Goods received not
 invoiced                                    0                                                      0                          0
Unearned Revenue                             0                                                      0                          0
Sales Rebates/Discounts                      0                                                      0                          0
Manufacturing Misc                           0                                                      0                          0
EPA                                  7,507,499                                              7,507,499                  7,507,499
Medical Insurance                            0                                                      0                          0
Accrued State Franchise
 Tax                                   172,743                                                172,743                    172,743
Accrued Bank Service
 Charge                                 (9,925)                                                (9,925)                    (9,925)
Accrued Interest                       454,639                                                454,639                    454,639
Accrued travel                          40,223                                                 40,223                     40,223
Accrued taxes - other                                                                               0                          0
                           ------------------------------------------------------------------------------------------------------
   Total Pre-Petition
    Accrued Expenses
    -Current                $3,183 $12,839,871     $35,632 ($36,000) $6,668,380  $64,082  $19,575,148            $0  $19,575,148
                           ======================================================================================================

                                    EXHIBIT H

                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                         Sub     Elimin-
                            FVSW      KCI          DEMI     JLP     SWC      SWCI       Total    ations      Total
                            ----      ---          ----     ---     ---      ----       -----    ------      -----
Abandoned Real Estate
 Exp                                      318                      19,955                20,273               20,273
Pensions                                    0                      41,091                41,091               41,091
Salaries/Wages                      1,297,717                      18,307             1,316,024            1,316,024
Holiday Pay/Vacations               3,958,807                     (21,643)            3,937,164            3,937,164
Defined Contribution
 Plan                                 975,987                      29,021             1,005,008            1,005,008
Medical Insurance                     600,905                     (31,226)  (4,172)     565,507              565,507
Utilities                             410,300                      69,677      420      480,397              480,397
Legal                                 295,266                    (127,821)              167,445              167,445
Professional Fees                     373,628                                           373,628              373,628
Goods Received Not
 Invoiced                           2,287,976                                         2,287,976            2,287,976
Worker's Compensation               1,084,816                                         1,084,816            1,084,816
Unearned Revenue                            0                                                 0                    0
Sales Rebates/Discounts             1,474,091                                         1,474,091            1,474,091
EPA                                   351,980                                           351,980              351,980
Miscellaneous                       1,596,500                      72,340             1,668,840            1,668,840
Accrued Bank Service
 Charge                                51,446                                            51,446               51,446
Accrued Self-Insurance
 Losses                                 6,897                                             6,897                6,897
Accrued Interest                      880,914                                           880,914              880,914
Accrued Travel                              0                                                 0                    0
Accrued Profit Sharing                      0                                                 0                    0
Accrued Management Fees               489,231                                           489,231              489,231
                           ------------------------------------------------------------------------------------------
   Total Post Petition
    Accrued Expenses
    -Current                 $0   $16,136,779          $0   $0    $69,701  ($3,752) $16,202,728   $0     $16,202,728
                           ==========================================================================================

                                    EXHIBIT I

                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                         Sub     Elimin-
                            FVSW      KCI          DEMI     JLP     SWC      SWCI       Total    ations      Total
                            ----      ---          ----     ---     ---      ----       -----    ------      -----

Environmental                       3,127,000   3,573,908                             6,700,908            6,700,908
Workmans Compensation               1,846,775                                         1,846,775            1,846,775
Accrued Deferred
 Interest Exp.                        781,715                                           781,715              781,715
L/T Deferred
 Compensation                          24,212                                            24,212               24,212
Long Term Disability                   32,987                                            32,987               32,987
L/T Deferred Tax
 Liability                          5,292,000                                         5,292,000            5,292,000
                                                                                              0                    0
                           ------------------------------------------------------------------------------------------
   Total Pre-Petition
    Accrued Expenses
    -Long Term               $0   $11,104,689  $3,573,908   $0         $0       $0  $14,678,597   $0     $14,678,597
                           ==========================================================================================

                                    EXHIBIT J

                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                         Sub     Elimin-
                            FVSW      KCI          DEMI     JLP     SWC      SWCI       Total    ations      Total
                            ----      ---          ----     ---     ---      ----       -----    ------      -----

Workmans Compensation                 $16,767                                           $16,767              $16,767
Long Term Disability                    6,547                                             6,547                6,547
Environmental                                    (197,152)                             (197,152)            (197,152)
                                                                                              0                    0
                                                                                              0                    0
                                                                                              0                    0
                                                                                              0                    0
                           ------------------------------------------------------------------------------------------
   Total Post Petition
    Accrued Expenses
    -Long Term               $0       $23,314   ($197,152)  $0         $0       $0    ($173,838)  $0       ($173,838)
                           ==========================================================================================

                                    EXHIBIT M

                        POST PETITION ACCRUED OTHER TAXES

                                                                                         Sub     Elimin-
                            FVSW      KCI          DEMI     JLP     SWC      SWCI       Total    ations      Total
                            ----      ---          ----     ---     ---      ----       -----    ------      -----

FICA - Employer                      ($93,128)                       (326)             ($93,454)            ($93,454)
Federal Unemployment
 Taxes                                      0                      (3,366)               (3,366)              (3,366)
State Unemployment Taxes                    0                     (19,966)              (19,966)             (19,966)
Property Tax                          273,038                      57,746   (1,421)     329,363              329,363
Sales/Use Tax                           2,574                       2,928                 5,502                5,502
Accrued State Franchise
 Tax                                 (105,305)                                         (105,305)            (105,305)
Miscellaneous                         (41,206)                                          (41,206)             (41,206)
                           ------------------------------------------------------------------------------------------
   Total Post Petition
    Accrued Other Taxes      $0       $35,973          $0   $0    $37,016  ($1,421)     $71,568   $0         $71,568
                           ==========================================================================================